                                                                    Exhibit 32.1

                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S. C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly  Report of SWMX,  Inc., (the "Company") on Form
10-QSB for  quarterly  period ended March 31, 2007 as filed with the  Securities and Exchange  Commission on the date hereof (the  "Report"),  I, Joshua  Wexler,
Chief Executive Officer of the Company,  certify, pursuant to 18 U.S. C. Section
1350,  as adopted  pursuant  to Section 906 of the  Sarbanes-Oxley  Act of 2002,
that, to my knowledge:

     (1)     The Report fully complies with the  requirements  of Section 13 (a)
             of 15 (d) of the Securities Exchange Act of 1934; and

     (2)     The  information  contained in the Report fairly  presents,  in all
             material   respects,   the  financial   condition  and  results  of
             operations of the Company.

May 14, 2007

                                              /s/ Joshua Wexler
                                              ----------------------------------
                                              Joshua Wexler
                                              Chief Executive Officer